SCHEDULE 14A INFORMATION

                        Proxy Statement Pursuant to
            Section 14(a) of the Securities Exchange Act of 1934


   Filed by the Registrant  /X/
   Filed by a Party other than the Registrant  /_/

   Check the appropriate box:
    /X/  Preliminary Proxy Statement       /_/  Confidential, for
    /_/  Definitive Proxy Statement             use of the
    /_/  Definitive Additional Materials        Commission Only (as
    /_/  Soliciting Material Pursuant           permitted by Rule
         to Rule 14a-11(c) or Rule 14a-12       14a-6(e)(2))

                           EQUALITY BANCORP, INC.
              (Name of Registrant as Specified in its Charter)

   Payment of filing fee (check the appropriate box):

   /X/  No fee required.
   /_/ Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2)  Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4)  Proposed maximum aggregate value of transaction:

        (5)  Total fee paid:

   /_/  Fee paid previously with preliminary materials.

   /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount Previously Paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:

                           EQUALITY BANCORP, INC.

                              9920 Watson Road
                         St. Louis, Missouri  63126
                               (314) 965-7090


   July 7, 1998



   Dear Stockholder:

   On behalf of the Board of Directors and the management of Equality Bancorp, Inc., you are cordially invited to attend the Annual Meeting of Stockholders of Equality Bancorp, Inc. to be held at 558 Gravois Road, Fenton, Missouri on Friday, August 14, 1998, at 4:00 p.m., Central Time.

   The attached Notice of the Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the company. Directors and officers of the company, as well as a representative of KPMG Peat Marwick LLP, the company's independent auditors, will be present to respond to any questions stockholders may have.

   YOUR VOTE IS VERY IMPORTANT. TO ENSURE PROPER REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.

   Thank you for your continued support.

   Sincerely,



   Richard C. Fellhauer
   Chairman of the Board, President and Chief Executive Officer

                           EQUALITY BANCORP, INC.

                              9920 Watson Road
                         St. Louis, Missouri  63126
                               (314) 965-7090

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON AUGUST 14, 1998
                  ----------------------------------------

        NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Equality Bancorp, Inc. ("Equality") will be held at 558 Gravois Road, Fenton, Missouri on Friday, August 14, 1998, at 4:00 p.m., Central Time.

        The Meeting is for the purpose of considering and acting upon:

        1.   the election of three directors of Equality;

        2. the approval of Equality's 1997 Stock Option and Incentive Plan (the "Option Plan");

        3. the approval of Equality's Management Development and Recognition Plan (the "MRP");

        4. a proposal to adjourn the Meeting in the event that Equality's management should determine in its sole discretion, at the time of the Meeting, that such adjournment is in the best interest of Equality and its stockholders, which would include adjourning the Meeting to enable management to solicit additional proxies, which may be necessary to ensure approval of the Option Plan and the MRP; and

        5. such other matters as may properly come before the Meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on June 30, 1998, as the record date for the determination of stockholders entitled to vote at the Meeting and any adjournments thereof.

        You are requested to complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            Richard C. Fellhauer
                            Chairman of the Board, President and
                              Chief Executive Officer

   St. Louis, Missouri
   July 7, 1998

        IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE EQUALITY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               PROXY STATEMENT
                                     OF
                           EQUALITY BANCORP, INC.

                              9920 Watson Road
                         St. Louis, Missouri  63126
                               (314) 965-7090

                       ANNUAL MEETING OF STOCKHOLDERS
                               August 14, 1998

                             GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Equality Bancorp, Inc. to be used at the 1998 Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at 558 Gravois Road, Fenton, Missouri on Friday, August 14, 1998, at 4:00 p.m., Central Time. The accompanying Notice of Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about July 7, 1998.

        Equality Bancorp, Inc. ("Equality") is a Delaware corporation formed at the direction of Equality Savings and Loan Association, F.A., in connection with its Plan of Conversion and Reorganization adopted May 14, 1997, pursuant to which Equality Savings and Loan Association, F.A. became a wholly-owned subsidiary of Equality Bancorp, Inc. (the "Reorganization and Conversion") and changed its name to Equality Savings Bank (the "Bank") on December 1, 1997.

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. A stockholder who has executed a proxy has the power to revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of Equality at 9920 Watson Road, St. Louis, Missouri 63126, by executing and delivering a subsequently dated proxy or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of Equality will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS SET FORTH BELOW.

        A quorum of stockholders is necessary to take action at the Meeting. Shares of Common Stock of Equality ("Common Stock") represented in person or by proxy at the Meeting will be counted for purposes of determining whether or not a quorum is present at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock at the Meeting will constitute a quorum. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. A "broker non-vote" will occur with respect to a given proposal when a broker holding shares in street name (I.E., as nominee for the beneficial owner) returns an executed proxy (or voting directions) indicating that the broker does not have discretionary authority to vote on a proposal. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. "Plurality" means that the three individuals with the largest number of votes will be elected as directors. Abstentions and broker non-votes will not affect the plurality vote required for the election of directors. The Option Plan and the MRP must be approved by a majority of the total votes eligible to be cast at the Meeting. Therefore, abstentions and broker non-votes will have the same effect as votes against approval of the Option Plan and the MRP.

        The expenses of solicitation, including the cost of printing and mailing, will be paid by Equality. Proxies are being solicited principally by mail and by telephone. Illinois Stock Transfer
   Company, Chicago, Illinois, has been retained by Equality to act as a proxy solicitor. In addition, directors, officers and regular employees of Equality may solicit proxies personally, by telephone, by fax or by special letter. Equality may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy solicitation material to beneficial owners.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
               -----------------------------------------------

        Stockholders of record as of the close of business on June 30, 1998 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, Equality had 2,517,534 shares of Common Stock issued and outstanding.

        The following table sets forth, as of March 31, 1998, the number of shares of Common Stock beneficially owned by each director of Equality, each executive officer named in the Summary Compensation Table below, and all directors and executive officers of Equality as a group. Equality does not know of any other person who is the beneficial owner of more than five percent of the outstanding shares of Common Stock.


                                                          AMOUNT AND NATURE OF                 PERCENT OF COMMON STOCK
       NAME OF BENEFICIAL OWNER                         BENEFICIAL OWNERSHIP(1)                      OUTSTANDING
       ------------------------                         ------------------------                      ----------
       GREATER THAN 5% OWNERS:
               Equality Employee Stock
               Ownership Plan Trust
               4131 South Grand Boulevard
               St. Louis, Missouri 63118                            198,871                                  7.94%
       DIRECTORS:
               Daniel C. Aubuchon                                    13,958                                  *
               Stacey W. Braswell(2)                                 20,746                                  *
               LeRoy C. Crook                                         6,277                                  *
               Michael A. Deelo(3)                                   78,856                                  3.12%
               Richard C. Fellhauer(4)                              103,393                                  4.08%
               Kenneth J. Hrdlicka(5)                                16,959                                  *
               Berenice J. Mahacek(6)                                49,151                                  1.96%
               Michael J. Walsh(7)                                   42,817                                  1.71%
               Charles J. Wolter(8)                                  27,738                                  *
       EXECUTIVE OFFICERS:
               Leonard O. Wolter(9)                                  12,671                                  *
       ALL DIRECTORS AND EXECUTIVE OFFICERS
              AS A GROUP (10 PERSONS)                               372,566                                 14.45%

              * Less than 1%.

              1  Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power.
              2  Of the 20,746 shares reported as beneficially owned by Mr. Braswell, 1,594 are held for his minor children.
              3  Mr. Deelo is also an executive officer.  Of the 78,856 shares reported as beneficially owned by Mr. Deelo,
     9,975 are held by his spouse.
              4  Mr. Fellhauer is also an executive officer.  Of the 103,393 shares beneficially owned by Mr. Fellhauer,
     3,175 are held by his spouse and 1,586 are held for his minor children.
              5  Of the 16,959 shares reported as beneficially owned by Mr. Hrdlicka, 1,218 are held by his spouse.
              6  Of the 49,151 shares reported as beneficially owned by Ms. Mahacek, 5,326 are held by her spouse.
              7  Of the 42,817 shares reported as beneficially owned by Mr. Walsh, 5,101 are held by his spouse.
              8  Of the 27,738 shares reported as beneficially owned by Mr. Wolter, 3,000 are held by his spouse.
              9  Of the 12,671 shares reported as beneficially held by Mr. Wolter, 2,742 are held by his spouse and 50 are held for his minor child.


                  PROPOSAL I - ELECTION OF THREE DIRECTORS

        Equality's Certificate of Incorporation provides for a Board of Directors consisting of nine directors, divided into three classes with staggered three-year terms expiring at the annual meeting in the years indicated: LeRoy C. Crook, Kenneth J. Hrdlicka and Michael J. Walsh, 1998, Richard C. Fellhauer, Daniel C. Aubuchon and Stacey W. Braswell, 1999 and Berenice J. Mahacek, Charles J. Wolter and Michael
   A. Deelo, 2000. Upon the recommendation of the nominating committee, the Board of Directors has nominated for reelection as directors LeRoy
   C. Crook, Kenneth J. Hrdlicka and Michael J. Walsh, each for a term of three years. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REELECTION OF MESSRS. CROOK, HRDLICKA AND WALSH.

        If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominees as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve. The three individuals receiving the highest number of votes cast will be elected as directors of Equality.

        The following table sets forth certain information with respect to the persons who currently serve as members of the Board of Directors of Equality.

   DIRECTORS OF EQUALITY


                                         Age at                       Position Held                 Director       Term
                 Name                March 31, 1998                   With Equality                  Since*       Expires
                 ----                --------------                   -------------                  ------       ------
      LeRoy C. Crook                       89                           Director                      1965         1998
      Kenneth J. Hrdlicka                  55                           Director                      1983         1998

      Michael J. Walsh                     54                           Director                      1986         1998
      Daniel C. Aubuchon                   50                           Director                      1981         1999
      Stacey W. Braswell                   54                           Director                      1982         1999
      Richard C. Fellhauer                 56               Director, Chairman of the Board,          1973         1999
                                                          President and Chief Executive Officer

      Michael A. Deelo                     42                   Director, Treasurer and               1994         2000
                                                                 Chief Financial Officer
      Berenice J. Mahacek                  64                           Director                      1982         2000
      Charles J. Wolter                    80                           Director                      1989         2000

     * The person named has been a director of Equality or the Bank since the date indicated.


        The business experience for the past five years of each of the current directors is as follows:

        LeRoy C. Crook, now retired, was a Vice President of Vess
   Bottling Company.

        Kenneth J. Hrdlicka has been the Director of Business Development of Anheuser Busch, Inc. for more than the past five years.

        Michael J. Walsh has been a Vice President of Equality Commodity Corp., a subsidiary of the Bank for more than the past five years.

        Daniel C. Aubuchon has been a partner with the law firm of Aubuchon, Raniere & Lally, P.C. for more than the past five years.

        Stacey W. Braswell has been a principal stockholder and Vice President of Blaine-Braswell and Associates, an insurance agency, for more than the past five years.

        Richard C. Fellhauer has been affiliated with the Bank since 1966 and assumed the position of Chairman of the Board, President and Chief Executive Officer in 1982. He became President and Chief Executive Officer of Equality in June, 1997.

        Michael A. Deelo has been a Senior Executive Vice President and Chief Financial Officer of the Bank since 1997. From August 1996 until August 1997, he served as Executive Vice President and Chief Financial Officer of the Bank. Prior to that time, he served as Vice President and Chief Financial Officer of the Bank. He became Treasurer and Chief Financial Officer of Equality in June, 1997.

        Berenice J. Mahacek has been retired since 1996. Prior to that time she was a Senior Vice President of the Bank.

        Charles J. Wolter has been the President of Realty Net-Wolter Real Estate for more than the past five years. Charles J. Wolter is the father of Leonard O. Wolter, an executive officer of Equality.

   MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

        Equality has established two standing committees: audit and compensation. The Board of Directors intends for each committee to meet only a few times each year as needed.

        Directors Aubuchon, Hrdlicka and Mahacek are members of the audit committee. The audit committee is principally responsible for recommending which firm to engage as Equality's external auditor and for reviewing Equality's annual financial statements and matters relating thereto. The audit committee met four times during the fiscal year ended March 31, 1998.

        Directors Aubuchon, Braswell and Hrdlicka are members of the compensation committee. The compensation committee is principally responsible for administering Equality's benefit plans and addressing other compensation issues. The Option Plan and MRP will be administered by the compensation committee. The compensation committee met one time during the fiscal year ended March 31, 1998.

        The full Board of Directors of Equality acts on matters relating to the nomination of directors. The Board of Directors of Equality conducts its business through meetings and committees of the Board. During the fiscal year ended March 31, 1998, the Board of Directors held 17 meetings. No director of Equality attended fewer than 75% of the total meetings of the Board and committee on which such Board member served during this period.

   DIRECTORS' FEES

        Equality's Board of Directors meets quarterly. The Directors of Equality do not receive any fees in consideration of their service.

        Members of the Board of Directors of the Bank receive a fee of $600 for each Board meeting attended. No fees are paid for attending committee meetings of the Board. Associate directors of the Bank receive $500 for each Board meeting attended.

   EXECUTIVE OFFICERS

        Equality has three executive officers. Mr. Fellhauer is the President and Chief Executive Officer of Equality. Mr. Deelo is the Treasurer and Chief Financial Officer of Equality. For information concerning Messrs. Fellhauer's and Deelo's business experience, see "- Directors of Equality." Leonard O. Wolter is Vice President of Equality. Mr. Wolter is also a Vice President of the Bank and Senior Vice President of Equality Mortgage Corp., a subsidiary of the Bank, and has held such positions for more than the past five years.
   Leonard O. Wolter is the son of Charles J. Wolter, a director of Equality.

   EXECUTIVE COMPENSATION

        The table below sets forth the total amount of cash compensation awarded to, earned by or paid to Richard C. Fellhauer, Equality's President and Chief Executive Officer, during the fiscal year ended March 31, 1998. Such compensation was paid to Mr. Fellhauer with respect to his position as the Bank's President and Chief Executive Officer. No compensation was paid to Mr. Fellhauer or the other executive officers of Equality for their services as such. No other officer of Equality received compensation in excess of $100,000 during the fiscal year ended March 31, 1998.


                                                    SUMMARY COMPENSATION TABLE

                                               Annual Compensation                       Long Term Compensation
                                     -------------------------------------    -----------------------------------------
                                                                               RESTRICTED    SECURITIES
            NAME AND                                         OTHER ANNUAL        STOCK       UNDERLYING       ALL OTHER
       PRINCIPAL POSITION     YEAR     SALARY     BONUS     COMPENSATION(1)      AWARDS       OPTIONS      COMPENSATION(2)
       -------------------    ----     ------     -----     ---------------      ------        ------      ---------------

       Richard C.             1998   $138,000      --           $10,200            --                          $3,000
       Fellhauer              1997   $141,000      --            $6,700            --            --            $3,300
         President & Chief    1996   $125,000    $10,000         $6,500            --          5,000           $4,700
         Executive Officer

     ____________________

     1        Consisting solely of directors' fees as a director of the Bank.
     2        Represents the dollar value of matching and discretionary profit sharing contributions pursuant to the Bank's tax qualified thrift plan and ESOP contributions (based on the value of the Common Stock on the date the
              Common Stock was allocated) made by the Bank for the fiscal years ended March 31, 1996, 1997, and 1998.


              The following table sets forth information regarding the fiscal year-end values of unexercised options under the 1993 Stock Option and Incentive Plan of the Bank held by the named executive officer.

                                                                                NUMBER OF                  VALUE OF UNEXERCISED
                                                                         SECURITIES UNDERLYING                IN-THE-MONEY
                                                                          UNEXERCISED OPTIONS                  OPTIONS AT
                                                                          AT FISCAL YEAR END               FISCAL YEAR END (1)
                                                                       -------------------------           --------------------
                                       SHARES
                                      ACQUIRED         VALUE             EXER-            UNEXER-          EXER-         UNEXER-
                 NAME                ON EXERCISE      REALIZED          CISABLE           CISABLE         CISABLE        CISABLE
                 ----                ----------       --------          -------           -------         -------        -------
       Richard C. Fellhauer             7,505         $90,173           29,947              ---           $344,803         ---
         President & Chief
         Executive Officer

     ___________________

     1        This amount represents the difference between the market value of one share of Equality's Common Stock on
              March 31, 1998 ($15.375) and the option exercise price multiplied by the total number of shares subject to exercisable or unexercisable options, as the case may be.


     EMPLOYMENT AGREEMENTS

        Equality has entered into new employment agreements with Richard
   C. Fellhauer, President and Chief Executive Officer of Equality and the Bank, Michael A. Deelo, Treasurer and Chief Financial Officer of Equality and Executive Vice President and Chief Financial Officer of the Bank, and Leonard O. Wolter, Vice President of Equality and of the

   Bank (each an "executive," or the "executives"). Each employment agreement provides that the individual will be employed for a three-year term. Such term may be extended for additional one-year periods by action of the Board of Directors of Equality taken on each successive anniversary of the effective date of the employment agreement. Each of Messrs. Fellhauer, Deelo and Wolter may terminate their employment agreements at any time upon 90 days' prior written notice to the Boards of Directors of Equality and the Bank.

        Under the employment agreements, the base annual salary for each executive may be increased from time to time during the term of the employment agreement in the sole discretion of the Board of Directors of Equality, but the executive's salary shall not be reduced below the level then in effect. In addition, the executive will be entitled to participate in incentive compensation plans or arrangements as may from time to time be established by Equality or the Bank on a basis consistent with the treatment of other executive officers of Equality or the Bank, but recognizing differences in responsibilities among
   executive officers.   The executive also shall be entitled to receive
   any other bonus or discretionary compensation payments as the Board of Directors of Equality may determine from time to time. Pursuant to the employment agreements, each executive also will be provided such other benefits (including but not limited to medical, health, life and other insurance coverage) and will be entitled to participate in such retirement plans of Equality and the Bank, as are generally made available to other executive officers of Equality or the Bank. During his employment, each executive also will be entitled to customary vacations in accordance with vacation policies and practices of Equality or the Bank prevailing from time to time, and to reimbursement for reasonable expenses incurred on behalf of Equality or the Bank in accordance with the then prevailing policies and practices of Equality or the Bank.

        Each employment agreement provides for continuing benefits in the event the executive is terminated by Equality, other than for "just cause," or in the event the executive voluntarily terminates the employment agreement for "good reason." Under the employment agreement, "just cause" would include personal dishonesty, incompetence, willful misconduct or breach of a fiduciary duty involving personal profit in the performance of his duties under the employment agreement, intentional and continued failure to perform stated duties, willful violation of any law, rule or regulation (other than a law, rule or regulation relating to a misdemeanor, traffic violation or similar offense), final cease-and-desist order or material breach of any provision of the employment agreement. Under the employment agreement, "good reason" would be deemed to exist if the executive terminated his employment because, without his express written consent, Equality breached any of the terms of the employment agreement. In such instances, the executive generally will continue to receive all benefits due to him under the employment agreement through the remaining term of the agreement. If the executive is terminated within one year after a "change of control" of Equality, other than for just cause or if the executive terminates his employment for any reason, then Equality will pay to the executive a lump sum equal to 2.99 times the "Base Amount," as that term is defined in Section 280G(b)(3) of the Code, and will continue to provide coverage for the executive and his dependents, beneficiaries and estate under all executive benefit plans of Equality and the Bank for the remainder of the term of the employment agreement. If payments and benefits under the employment agreements would constitute an "Excess Parachute Payment" under Section 280G of the Code, then such payments and benefits will be reduced to one dollar less than the maximum amount that Equality may pay under Section 280G of the Code without losing its ability to deduct such payments for tax purposes.
   A "change of control" is defined in each employment agreement to include, among other events, the acquisition of beneficial ownership of 20% or more of the voting power of Equality's capital stock.

   TRANSACTIONS WITH MANAGEMENT

        The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans and consumer loans to its officers, directors and employees. The loans are made in the ordinary course of business and are also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. As of March 31, 1998, approximately $1.5 million of loans were outstanding from the Bank to executive officers and directors of Equality and the Bank and their affiliates.


       PROPOSAL II - APPROVAL OF 1997 STOCK OPTION AND INCENTIVE PLAN

        In connection with the Reorganization and Conversion, the Board of Directors of Equality adopted the Option Plan, subject to approval by the stockholders of Equality. The Option Plan authorizes discretionary grants of options to purchase shares of Common Stock, which may be options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, or options that are not intended to so qualify, to officers (including officers who may also be directors) and other key employees of Equality and the Bank. The Option Plan also provides for automatic nondiscretionary grants of nonqualified stock options to nonemployee directors of Equality and the Bank. THE FOLLOWING SUMMARY DESCRIPTION OF THE OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPTION PLAN, WHICH IS ATTACHED HERETO AS APPENDIX A.

   PURPOSE

        The purpose of the Option Plan is to benefit Equality and its subsidiaries by recognizing the contributions made to Equality by officers and other key employees (including directors of Equality who are also employees) of Equality and its subsidiaries to provide such persons with additional incentive to devote themselves to the future success of Equality, and to improve the ability of Equality to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in Equality over a period of years through receipt of options to acquire Common Stock of Equality. In addition, the Option Plan is intended as an additional incentive to members of the Board of Directors of Equality who are not employees of Equality to serve on the Board of Directors of Equality and to devote themselves to the future success of Equality.

   ELIGIBLE DIRECTORS AND OFFICERS AND OTHER KEY EMPLOYEES

        There are currently six nonemployee directors of Equality and the Bank. As of March 31, 1998, there were four officers (including the President and Chief Executive Officer who is also a director) of Equality and the Bank.

   ADMINISTRATION

        The Option Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which will be comprised of two or more members of the Board of Directors who are non-employee directors and who will be appointed by and will serve at the pleasure of the Board of Directors. Each member of the Committee will be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); I.E., no member of the Committee may be an officer or employee of Equality or the Bank. The Committee will have the authority to determine, among other things, which officers and other key employees and nonemployee directors of Equality or the Bank and its subsidiaries will be granted options under the Option Plan, the number of shares to be subject to each option, the expiration date of each option, the time or times within which the option may be exercised, the cancellation of the option (with the consent of the holder thereof) and the other terms and conditions of the grant of the option. The Committee will also have the sole authority concerning decisions regarding the Option Plan and the terms and conditions of options granted thereunder.

   SHARES OF COMMON STOCK ISSUABLE

        The aggregate number of shares of Common Stock that may be issued and sold under the Option Plan is initially 132,250. Shares of Common Stock covered by options that expire or are canceled or otherwise terminated prior to exercise will again be available for future grants under the Option Plan. The aggregate number of shares of Common Stock that may be issued and sold under the Option Plan is also subject to adjustment in the event of any stock dividend, stock split, combination of shares or other change in the capital structure of Equality, as described under "Adjustments" below.

   NONEMPLOYEE DIRECTOR OPTIONS

        GRANTS. Each person who is a nonemployee director of Equality on the date of the Meeting will be automatically granted on that date a nonqualified stock option to purchase 5,000 shares of Common Stock. Nonemployee directors shall also be eligible to receive discretionary grants of NSOs as determined by the Committee from time to time.

        EXERCISE PRICE AND PAYMENT THEREOF. The purchase price per share (the "Exercise Price") payable upon exercise of a nonqualified stock option granted to a nonemployee director under the Option Plan will be the fair market value of a share of Common Stock on the date of grant.
   For purposes of the Option Plan, "fair market value" means the average of the closing price of the Common Stock as reported on The American
   Stock Exchange for the 20 business days ending on the third business day preceding the date in question (E.G., the date of grant or the date of exercise). The closing price of the Common Stock on The American
     Stock Exchange on March 31, 1998 was $15.375. The Exercise Price may be paid (i) in cash, including proceeds from the deferred sale through a broker of some or all of the shares subject to the exercise, (ii) by surrendering to Equality shares of Common Stock that are already owned by the optionee and have a fair market value on the date of exercise equal to the Exercise Price, (iii) by having Equality withhold shares of Common Stock that are otherwise issuable pursuant to the exercise and have a fair market value on the date of exercise equal to the Exercise Price, (iv) by such other medium as the Committee may authorize at the time of grant, or (v) by any combination of the foregoing.

        VESTING AND TERMINATION. A nonqualified stock option granted to a nonemployee director will become exercisable with respect to 20 percent of the shares covered thereby on each of the first five anniversaries of the date of grant unless otherwise provided by the Committee in its sole discretion and will terminate on the earlier of
   (i) termination of the optionee's service as a director for any reason other than his or her death, disability or retirement in accordance with Equality's retirement policy for directors or (ii) the date the option expires in accordance with its terms which may not be more than 10 years from the date of grant. In the event of an optionee's death or disability, his or her options will become fully exercisable on the date of his or her death or disability and will terminate on the earlier of (i) the first anniversary of the date of his or her death or disability or (ii) the date the option expires in accordance with its terms, which may not be later than the tenth anniversary of the date on which the option is originally granted. In the event that an optionee retires from the Board of Directors in accordance with Equality's retirement policy for directors, his or her options will continue to vest and remain exercisable in the same manner, and to the same extent, as if he or she had continued his or her service as a director.

   OFFICERS AND OTHER KEY EMPLOYEE OPTIONS

        GRANTS. The Committee may from time to time grant incentive stock options or nonqualified stock options to officers and other key employees of Equality and its subsidiaries ("Key Employees"). Unless otherwise expressly provided at the time of grant, options granted to Key Employees will be incentive stock options. Pursuant to Section 422 of the Code, however, the aggregate fair market value (determined with respect to each incentive stock option at the time it is granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a particular optionee during any calendar year may not exceed $100,000.

        EXERCISE PRICE AND PAYMENT THEREOF. The Exercise Price payable upon exercise of an option granted to a Key Employee under the Option Plan will be the fair market value on the date of grant. Pursuant to the Code, however, if an incentive stock option is granted to a Key Employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Equality (a "Ten Percent Holder"), the Exercise Price will not be less than 110 percent of the fair market value on the date of grant. The determination of "fair market value" for incentive stock options will be made in the same manner as that used to determine fair market value for nonqualified stock options. The Exercise Price may be paid (i) in cash, including proceeds from the deferred sale through a broker of some or all of the shares subject to the exercise, (ii) by surrendering to Equality shares of Common Stock that are already owned by the optionee and have a fair market value on the date of exercise equal to the Exercise Price, (iii) by having Equality withhold shares of Common Stock that are otherwise issuable pursuant to the exercise and have a fair market value on the date of exercise equal to the Exercise Price, (iv) by such other medium as the Committee may authorize at the time of grant or (v) by any combination of the foregoing.

        VESTING AND TERMINATION. Options granted to a Key Employee will become exercisable with respect to 20 percent of the shares covered thereby on each of the first five anniversaries of the date of grant, unless otherwise provided by the Committee in its sole discretion, and will terminate on the earlier of (i) termination of the optionee's employment for any reason other than his or her death or disability or, in the case of an officer who is also a director, his or her retirement as an officer if his or her service as a director continues or (ii) the date it expires by its terms which may not be longer than 10 years from the date of grant or, in the case of an incentive stock option granted to a Ten Percent Holder, five years from the date of grant. In the event of an optionee's death or disability, his or her options will become fully exercisable on the date of his or her death or disability and will terminate on the earlier of (i) the first anniversary of his or her death or disability or (ii) the date it expires by its terms which may not be longer than the tenth anniversary of the date on which the option is originally granted or, in the case of an incentive stock option granted to a Ten Percent Holder, the fifth anniversary of the date on which the option is originally granted. In the event that an officer who is also a director retires as an officer but continues to serve as a director, his or her options will continue to vest and remain exercisable in accordance with the terms and conditions thereof.

   CONSIDERATION FOR OPTION GRANTS

        No consideration will be paid to Equality by nonemployee directors or Key Employees for grants of options under the Option Plan. The only consideration will be the past and present contributions of the optionees to the success of Equality.

   ADJUSTMENTS

        The number of shares of Common Stock subject to the Option Plan and to options granted under the Option Plan is subject to adjustment as follows: (a) proportionately in the event of stock dividend, stock split or combination of shares; (b) in the event of any merger, consolidation or reorganization of Equality with any other corporation or corporations, an equitable substitution (as determined by the Committee) for the shares of Common Stock subject to the Option Plan and options granted under the Option Plan of the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of Equality are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of Equality, an equitable adjustment (as determined by the Committee). In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

   WITHHOLDING TAXES

        If an optionee is required to pay any federal, state or local withholding taxes in connection with his or her exercise of an option granted under the Option Plan, he or she may satisfy that obligation by (i) having Equality withhold such number of shares of Common Stock otherwise issuable pursuant to the exercise as have an aggregate fair market value on the date of exercise equal to the amount of tax to be withheld or (ii) surrendering to Equality shares of Common Stock that are already owned by the optionee and have an aggregate fair market value on the date of exercise equal to the amount of tax to be withheld.

   TRANSFERABILITY OF OPTIONS

        Options granted pursuant to the Option Plan may not be transferred except by will or the laws of descent and distribution, pursuant to a "qualified domestic relations order" as defined by the Code or, if the Committee so permits, by assignment by the optionee of all or any portion of a nonqualified stock option to his or her spouse or lineal descendant, the trustee of a trust for the primary benefit of his or her spouse or lineal descendant, a partnership in which his or her spouse and lineal descendants are the only partners, or a tax exempt organization as described in Section 501(c)(3) of the Code, provided in each case that the optionee does not receive any consideration for the assignment.

   AMENDMENT AND TERMINATION

        The Board of Directors or the Committee may terminate, suspend or amend the Option Plan in whole or in part at any time and from time to time without approval of the stockholders of Equality, to the extent allowed by law. No amendment or termination of the Option Plan shall in any manner adversely affect any option theretofore granted without the consent of the optionee, except that the Committee may amend the Option Plan in a manner that does affect options theretofore granted upon a finding by the Committee that such amendment is in the best interest of the holders of outstanding options affected thereby.

   EFFECTIVE DATE

        The Option Plan will be effective on the date when it is first approved by the stockholders.

   LIMITATION ON LIABILITY; INDEMNIFICATION

        The Option Plan provides that, in the absence of bad faith, no member of the Committee will be liable for any act or omission relating to his or her service on the Committee. As directors of Equality, members of the Committee are also entitled to indemnification in accordance with the certificate of incorporation and bylaws of Equality.

   NEW OPTION PLAN BENEFITS

        If the Option Plan is approved by the stockholders at the Meeting, options will be granted as follows to directors and officers of Equality, effective as of the date of the Meeting:


                                                                               Potential Realizable Value at
                                       Number of           % of                Assumed Annual Rates of Stock
               Recipient            Options Granted    Total Options       Price Appreciation for Option Term(1)
       ------------------------     ---------------    -------------    -------------------------------------------
                                                                         0%             5%                10%
                                                                        ---             --                ---

       NONEMPLOYEE DIRECTORS:
       Daniel C. Aubuchon               5,000                3.78%       $0          $48,346           $122,519
       Stacey W. Braswell               5,000                3.78%       $0          $48,346           $122,519
       LeRoy C. Crook                   5,000                3.78%       $0          $48,346           $122,519
       Kenneth J. Hrdlicka              5,000                3.78%       $0          $48,346           $122,519
       Berenice J. Mahacek              5,000                3.78%       $0          $48,346           $122,519
       Charles J. Wolter                5,000                3.78%       $0          $48,346           $122,519

       NONEMPLOYEE DIRECTORS AS
       A GROUP                         30,000               22.68%       $0         $290,076           $735,114

       OFFICERS:
       Richard C. Fellhauer            25,000               18.90%       $0         $241,731           $612,595
       Michael A. Deelo                17,500               13.23%       $0         $169,212           $428,816
       Leonard O. Wolter                5,000                3.78%       $0        $  48,346           $122,519
       Michael J. Walsh                 5,000                3.78%       $0        $  48,346           $122,519

       OFFICERS AS A GROUP             52,500               39.70%       $0         $507,636         $1,286,449

       ALL DIRECTORS AND
       OFFICERS AS A GROUP (10
       PERSONS)                        82,500               62.38%       $0         $797,714         $2,021,563

     1  Assumes the options are granted at the closing price of the Common Stock on The American Stock Exchange on March
     31, 1998 ($15.375 per share), the options have a 10-year term, the market price of the Common Stock underlying the option appreciates annually in value from the date of grant to the end of the option term at a compounded rate of either 5% or 10% as indicated in the columns.  There can be no assurance that the Common Stock will appreciate annually at a compounded rate of 5% or 10%.  Equality is unaware of any formula that provides an accurate determination of the value of a stock option as of the date of grant.

     FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Option Plan based on federal income tax laws in effect on June 30, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        Tax Consequences to Optionees:
        -----------------------------

        NONQUALIFIED STOCK OPTIONS. In general: (i) no income will be recognized by an optionee at the time a nonqualified stock option is granted; (ii) at the time of exercise of a nonqualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the Exercise Price and the fair market value of the shares on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        INCENTIVE STOCK OPTIONS. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option (except as a preference item for minimum tax purposes). If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the Exercise Price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the Exercise Price. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Tax Consequences to Employer:
        ----------------------------

        To the extent that an optionee recognizes ordinary income in the circumstances described above, his or her employer will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

   REGULATORY GUIDELINES

        Under presently effective regulations and policies of the OTS, the shares of Common Stock for which options may be granted during the first year following the Conversion may not exceed 10% of the total number of shares of Common Stock sold in the public stock offering as part of the Reorganization and Conversion. Furthermore, during that first year following the Reorganization and Conversion no individual may be granted options to purchase more than 25% of the total shares covered by the Option Plan, and nonemployee directors may not be granted options to purchase more than 5% individually, or more than 30% as a group, of the shares covered by the Option Plan, unless the OTS allows greater awards. The Option Plan may not and will not be established in the absence of stockholder approval.

        The Option Plan complies with the regulations of the OTS. The OTS in no way endorses or approves the Option Plan. Any written or oral representation to the contrary is not permitted.

   VOTE REQUIRED TO APPROVE THE OPTION PLAN

        The Option Plan must be approved by a majority of the total votes eligible to be cast at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE OPTION PLAN.


           PROPOSAL III - APPROVAL OF MANAGEMENT DEVELOPMENT AND
                              RECOGNITION PLAN

        In connection with the Reorganization and Conversion, the Board of Directors adopted the MRP, subject to approval by the stockholders of Equality. The MRP authorizes discretionary grants of shares of Common Stock ("Awards") to officers and other key employees of Equality and its subsidiaries. The MRP also provides for automatic nondiscretionary Awards and additional discretionary Awards to nonemployee directors of Equality or the Bank. THE FOLLOWING SUMMARY DESCRIPTION OF THE MRP IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MRP, WHICH IS ATTACHED HERETO AS APPENDIX B.

   PURPOSE

        The purpose of the MRP is to allow Equality to retain personnel of experience and ability in key positions by providing such key employees with a proprietary interest in Equality as compensation for their contributions to Equality and its subsidiaries and as an incentive to make such contributions in the future. The MRP is also intended as an additional incentive to non-employee directors to serve on the Board and to devote themselves to the future success of Equality and its subsidiaries by providing them with a favorable opportunity to acquire or increase their proprietary interest in Equality.

   ELIGIBLE DIRECTORS AND OFFICERS AND OTHER KEY EMPLOYEES

        There are currently six nonemployee directors of Equality and of the Bank. As of March 31, 1998, there were four officers (including the President and Chief Executive Officer who is a director) of Equality and of the Bank.

   ADMINISTRATION

        The MRP will be administered by the Committee. Members of the Committee will serve at the pleasure of the Board of Directors. The Committee will have the authority to determine, among other things, which employees and directors will be granted Awards under the MRP, the timing of such granted and the number of shares of Common Stock to be covered by each Award. The Committee will also have the sole authority to interpret the provisions of the MRP and the terms and conditions of Awards granted thereunder.

   SHARES OF COMMON STOCK COVERED

        The number of shares of Common Stock covered by Awards granted prior to August 14, 1999 shall not exceed 65,500, which, in conjunction with stock covered by MRP awards previously granted, equals 4% of the total shares of Common Stock issued pursuant to the Reorganization and Conversion. Shares of Common Stock that are forfeited by a recipient of an Award granted under the MRP will again be available for grants of future Awards thereunder.

   NONEMPLOYEE DIRECTOR AWARDS

        GRANTS. Each person who is a nonemployee director of Equality on the date of the Meeting will be automatically granted on that date an Award of 1,250 shares of Common Stock. The Committee may, from time to time, grant additional discretionary Awards to nonemployee directors.

        VESTING, FORFEITURE AND DISTRIBUTION. The Shares of Common Stock covered by an Award granted to a nonemployee director will vest and become nonforfeitable at the rate of 20 percent per year over a period of five years from the date of grant, or at the rate of such lesser percentage over such longer period of time as the Committee may specify, for so long as he or she continues to serve as a director of Equality. In the event that a nonemployee director ceases to be a director of Equality prior to the fifth anniversary of the date of grant (or such later date as the Committee may specify) for any reason other than his or her death or disability, the shares of Common Stock covered by his or her Award that have not then vested and become nonforfeitable will be forfeited by him or her. In the event that a nonemployee director ceases to be a director of Equality prior to the fifth anniversary of the date of grant (or such later date as the Committee may specify) as a result of his or her death or disability, all of the shares of Common Stock covered by his or her Award will immediately upon his or her death or disability become fully vested and nonforfeitable. Shares of Common Stock covered by an Award granted to a nonemployee director will be distributed to him or her as soon as practicable after they have vested and become nonforfeitable.

   OFFICER AND OTHER KEY EMPLOYEE AWARDS

        GRANTS. The Committee may from time to time grant Awards to officers and other key employees of the Bank ("Key Employees"). In selecting the Key Employees to whom Awards will be granted under the MRP, the Committee will consider the position and responsibilities of each of the Key Employees, the value of his or her services to Equality and any other factors the Committee may deem relevant, including the recommendations of the Chairman of the Board.

        VESTING, FORFEITURE AND DISTRIBUTION. The shares of Common Stock covered by an Award granted to a Key Employee will vest and become nonforfeitable at the rate of 20 percent per year over a period of five years from the date of grant, or at the rate of such lesser percentage over such longer period of time as the Committee may specify, for so long as he or she continues to be employed by Equality. In the event that a Key Employee ceases to be employed by Equality prior to the fifth anniversary of the date of grant (or such later date as the Committee may specify) for any reason other than his or her death or disability, the shares of Common Stock covered by his or her Award or Awards that have not then vested and become nonforfeitable will be forfeited by him or her. In the event that a Key Employee ceases to be employed by Equality prior to the fifth anniversary of the date of grant (or such later date as the Committee may specify) as a result of his or her death or disability, all of the shares of Common Stock covered by his or her Award or Awards will immediately upon his or her death or disability become fully vested and nonforfeitable. Shares of Common Stock covered by an Award granted to a Key Employee will be distributed to him or her as soon as practicable after they have vested and become nonforfeitable.

   DIVIDENDS AND VOTING RIGHTS

        No Award recipient shall have any voting or dividend rights or other rights of a stockholder with respect to any MRP shares covered by an Award prior to the time said shares are actually earned and distributed to him. A recipient shall be entitled to receive an amount equal to cash dividends declared on shares subjected to an Award granted to him, only after such shares are earned by and distributed to the recipient. Stock dividends declared on shares subject to an Award granted to a recipient shall be distributed to him or her only after such shares are earned by and distributed to the recipient.

   REVOCATION OF AWARDS FOR MISCONDUCT

        The MRP provides that the Board of Directors may revoke, rescind and terminate any Award (or any portion thereof) granted thereunder to the extent that shares of Common Stock covered thereby have not been distributed to him or her, regardless of whether the shares have vested and otherwise become nonforfeitable, if the recipient is discharged by Equality or a subsidiary or from membership on the Board of Directors for "cause" (as defined in the MRP) or it is discovered following termination of the recipient's employment or service as a director that he or she engaged in conduct that would have justified his or her discharge for cause.

   CONSIDERATION FOR AWARDS

        No consideration will be paid to Equality by nonemployee directors or Key Employees for Awards granted under the MRP. The only consideration will be the past and present contributions of the recipients to the success of Equality.

   TRANSFERABILITY OF AWARDS

        Awards granted under the MRP may not be transferred except by will or the laws of descent and distribution, pursuant to a "qualified domestic relations order" as defined by the Code.

   AMENDMENT; TERM AND TERMINATION

        The Board of Directors may by resolution, at any time amend or terminate the MRP in whole or in part without the approval of the stockholders of Equality, to the extent allowed by law. The MRP will be effective on the date when it is first approved by the stockholders and will terminate on the earlier of (i) termination by the Board,
   (ii) the distribution to Award recipients or their beneficiaries or to Equality or the Bank of all of the assets of any trust formed pursuant to Section 7.07 of the MRP or (iii) 21 years from the effective date.

   LIMITATION ON LIABILITY; INDEMNIFICATION

        The MRP provides that no member of the Board or the Committee shall be liable for any determination made in good faith with respect to the MRP or any shares or Awards it grants. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the MRP, Equality and its subsidiaries shall indemnify such member against expense (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if the member acted in good faith and in the manner he reasonably believed to be in the best interests of Equality and its subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

   NEW MRP BENEFITS

        If the MRP is approved by the stockholders at the Meeting, Awards will be granted as follows to the directors and officers of Equality and the Bank on the date of the Meeting:


                                             Number          % of         Potential Realizable Value at Assumed
                                            of Shares      Total MRP     Annual Rates of Stock Price Appreciation
                   Recipient                 Awarded        Shares           for Ten Years from Grant Date(1)
                   ---------                ---------      ---------       ------------------------------------
                                                                             0%             5%            10%
                                                                             --             --            ---
       Nonemployee Directors:
               Daniel C. Aubuchon             1,250          1.91%         $19,219        $31,305        $49,848
               Stacey W. Braswell             1,250          1.91%         $19,219        $31,305        $49,848
               LeRoy C. Crook                 1,250          1.91%         $19,219        $31,305        $49,848
               Kenneth J. Hrdlicka            1,250          1.91%         $19,219        $31,305        $49,848
               Berenice J. Mahacek            1,250          1.91%         $19,219        $31,305        $49,848
               Charles J. Wolter              1,250          1.91%         $19,219        $31,305        $49,848

       NONEMPLOYEE DIRECTORS AS A GROUP       7,500         11.45%        $115,314       $187,830       $299,088

       OFFICERS:
               Richard C. Fellhauer          15,000         22.90%        $230,625       $375,664       $598,182
               Michael A. Deelo              10,500         16.03%        $161,438       $262,965       $418,727
               Leonard O. Wolter              4,000          6.11%       $  61,500       $100,177       $159,515
               Michael J. Walsh               2,000          3.05%       $  30,750      $  50,089      $  79,758

       OFFICERS AS A GROUP                   31,500         48.09%        $484,313       $788,894     $1,256,182

       ALL DIRECTORS AND OFFICERS AS A
       GROUP (10) PERSONS                    39,000         59.54%        $599,625       $976,726     $1,555,273

     1        Assumes the  MRP awards are granted at the closing price of the Common Stock on The American Stock Exchange on March 31, 1998 ($15.375 per share) and the market price of the Common Stock underlying the  MRP award appreciates annually in value from the date of grant until 10 years thereafter at a compounded rate of either
              5% or 10% as indicated in the columns.  MRP awards do not have a term like stock options; however, in order to compare the value of the MRP awards to the value of the stock options granted to these named individuals a comparable 10-year time period has been used.  There can be no assurance that the Common Stock will appreciate annually at a compounded rate of either 5% or 10%.

     FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of certain of the federal income tax consequences of certain transactions under the MRP based on federal income tax laws. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        TAX CONSEQUENCES TO AWARD RECIPIENTS. An Award recipient generally will not recognize any income upon the grant of the Award. The recipient generally will be taxed at ordinary income rates on the fair market value of shares of Common Stock on the date that the Awards vest, and the capital gain (or loss) holding period for such shares will also commence on that date. Any appreciation (or depreciation) from and after the date the Award vests will be taxed as long-term or short-term capital gain or loss on the date the shares of Common Stock are sold. Dividends or other earnings or distributions paid on shares of Common Stock allocated to an Award recipient's trust account will also be taxed to the recipient at ordinary income rates at the time the Awards vest.

        TAX CONSEQUENCES TO EMPLOYER. To the extent that an Award recipient recognizes ordinary income in the circumstances described above, his or her employer will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in
   Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

   REGULATORY GUIDELINES

        Under presently effective regulations and policies of the OTS, during the first year following the Reorganization and Conversion no individual may be awarded more than 25% of the total number of shares of Common Stock held by the MRP and Nonemployee Directors may not be awarded more than 5% individually, or more than 30% as a group, of the number of shares of Common Stock held by the MRP unless the OTS allows greater awards. The MRP may not and will not be established in the absence of stockholder approval.

        The MRP complies with the regulations of the OTS. The OTS in no way endorses or approves the MRP. Any written or oral representation to the contrary is not permitted.

   VOTE REQUIRED TO APPROVE THE MRP

        The MRP must be approved by a majority of the total votes eligible to be cast at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE MRP.

                    PROPOSAL IV - ADJOURNMENT OF MEETING

        Under certain circumstances, Equality's management may determine at the time of the Meeting that it is in the best interests of Equality and its stockholders to adjourn the Meeting to a later date. For example, in the event that the number of shares present, in person or by proxy, at the Meeting is insufficient to constitute a quorum or to approve the Option Plan and the MRP, Equality might decide to adjourn the Meeting to permit further solicitation of proxies.

   Equality might also decide to adjourn the Meeting in the event that events occurring subsequent to the date of this Proxy Statement require Equality to furnish additional proxy soliciting information to the stockholders and to give the stockholders an opportunity to assimilate such information. If the Meeting is adjourned to a date not more than 30 days after the original Meeting date, no further notice of the time and place of the adjourned meeting is required to be given to Equality's stockholders other than an announcement of such time and place at the Meeting.

        The vote of a majority of the shares present at the Meeting, in person or by proxy, whether or not a quorum is present, is required to approve a proposal for adjournment of the Meeting. In order to allow Equality's management to vote proxies received by Equality at the time of the Meeting in favor of such an adjournment, in the event that Equality determines, in its sole discretion, that such an adjournment is in the best interests of Equality and its stockholders, Equality has submitted the question of adjournment as a separate matter for the consideration and vote of the stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO ADJOURN THE MEETING SO THAT SUCH PROXIES MAY BE VOTED IN FAVOR OF SUCH ADJOURNMENT UNDER SUCH CIRCUMSTANCES.

                                OTHER MATTERS

        The Board of Directors of Equality is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect of such other matters in accordance with the judgment of the person or persons voting the proxies.

                    STOCKHOLDER NOMINATIONS AND PROPOSALS

        Any stockholder who wishes to nominate a person for election to Equality's Board of Directors at the 1999 annual meeting must notify the Secretary of Equality in writing not later than the close of business on July 6, 1999 nor earlier than the close of business on June 5, 1999. The notice must include the information specified in
   Section 4 of Equality's certificate of incorporation.

        Any stockholder who wishes to submit business to be considered by the stockholders at the 1999 annual meeting must notify the Secretary of Equality in writing not later than June 15, 1999 nor earlier than May 15, 1999. The notice must include the information specified in
   Section 2.12 of Equality's bylaws.

        Any proposal submitted will also be subject to the rules of the Securities and Exchange Commission (the "SEC") regarding stockholder proposals.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely upon its review of the Forms 3, 4 and 5 furnished to Equality pursuant to Section 16(a) of the Securities Exchange Act of 1934, Equality believes that all of its directors, officers and beneficial owners of more than 10% of its Common Shares filed all such reports on a timely basis during the year ended March 31, 1998.

                   ANNUAL REPORT AND FINANCIAL STATEMENTS

        Attention is directed to the financial statements contained in Equality's Annual Report for the year ended March 31, 1998. A copy of the Annual Report is being sent concurrently to all stockholders of record as of June 30, 1998.

                         AVAILABILITY OF FORM 10-KSB

        A copy of Equality's annual securities report for the year ended March 31, 1998, as filed with the SEC on Form 10-KSB, including the financial statements and the financial statement schedules, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Equality's shares upon written request Patricia
   R. Todd, Secretary, Equality Bancorp, Inc., 9920 Watson Road, St. Louis, Missouri 63126.

                       INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG Peat Marwick LLP has been selected by the Board of Directors to serve as Equality's independent public accountants for the fiscal year ended March 31, 1999. A representative of that firm will be present at the annual meeting, will be given an opportunity to make a statement if he or she so desires and will also be available to respond to questions from stockholders. Equality has been informed by the representative that the representative does not presently intend to make such a statement.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                       BY ORDER OF THE BOARD OF DIRECTORS

   Dated July 7, 1998


                                              Patricia R. Todd, Secretary

                                                               APPENDIX A
                                                               ----------


                           EQUALITY BANCORP, INC.

                    1997 STOCK OPTION AND INCENTIVE PLAN
                    ------------------------------------


   SECTION 1.     PURPOSE.
                  -------

        The purpose of the Equality Bancorp, Inc. 1997 Stock Option and Incentive Plan (the "Plan") is to benefit Equality Bancorp, Inc. (the "Company") and its Subsidiaries (as defined in Section 2) by recognizing the contributions made to the Company by officers and other key employees (including Directors of the Company who are also employees) of the Company and its Subsidiaries, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals, by providing such persons with a favorable opportunity to acquire or increase their proprietary interest in the Company over a period of years through receipt of options to acquire common stock of the Company. In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company ("Non-Employee Directors") to serve on the Board of Directors of the Company (the "Board") and to devote themselves to the future success of the Company by providing them with a favorable opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire common stock of the Company.

        The Company may grant stock options that constitute "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options that do not constitute ISOs ("NSOs") (ISOs and NSOs being hereinafter collectively referred to as "Options").

   SECTION 2.     ELIGIBILITY.
                  -----------

        Non-Employee Directors shall participate in the Plan only in accordance with the provisions of Section 5 of the Plan. The
   Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees
   (including Directors of the Company who are also employees)
   (collectively referred to herein as "Key Employees") of the Company or any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests ("Subsidiaries"), to participate in the Plan on the basis of the special importance of their services in the management, development and operations of the Company or its Subsidiaries (each such Director and Key Employee receiving Options granted under the Plan is referred to herein as an "Optionee").

   SECTION 3.     ADMINISTRATION.
                  --------------

        3.1. THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall be comprised of two (2) or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation.

        3.2. AUTHORITY OF THE COMMITTEE. No person, other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, including but not limited to Section 5, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option.

        The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

        No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Certificate of Incorporation and By-Laws.

   SECTION 4.     SHARES OF COMMON STOCK SUBJECT TO PLAN.
                  --------------------------------------

        4.1. The total number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), that may be issued and sold under the Plan initially shall be 132,250. To effectuate the adjustments set forth in Section 4.2 hereof, the total number of shares of Common Stock that may be available for Options under the Plan shall be adjusted on January 1 of each calendar year, within the Applicable Period (as defined below), so that the total number of shares of Common Stock that may be issued and sold under the Plan as of January 1 of each calendar year within the Applicable Period shall be equal to ten percent (10%) of the outstanding shares of Common Stock of the Company on such date, less the number of shares of Common Stock that may be issued and sold under the Equality Savings and Loan Association 1993 Stock Option and Incentive Plan; provided, however, that no such adjustment shall reduce the total number of shares of Common Stock that may be issued and sold under the Plan below 132,250. For purposes of the preceding sentence, Applicable Period shall be the ten-year period commencing on the Effective Date (as defined in Section 14) and ending on the date that is ten years thereafter. The number of shares of Common Stock delivered by any such Optionee or withheld by the Company on behalf of any such Optionee pursuant to
   Section 8.2 or 8.3 of the Plan shall once again be available for issuance pursuant to subsequent Options. Any shares of Common Stock subject to issuance upon exercise of Options but which are not issued because of a surrender (other than pursuant to Sections 8.2 or 8.3 of the Plan), forfeiture, expiration, termination or cancellation of any such Option, to the extent consistent with applicable law, rules and regulations, shall once again be available for issuance pursuant to subsequent Options.

        4.2. The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction; and (c) in the event of any other change in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

   SECTION 5.     GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS.
                  ------------------------------------------

        5.1. GRANTS. Each individual who is a Non-Employee Director on the effective date of the Plan shall be granted automatically a NSO to purchase 5,000 shares of Common Stock on the effective date of the Plan. Non-Employee Directors shall also be eligible to receive discretionary grants of NSOs as determined by the Committee from time to time.

        5.2. EXERCISE PRICE AND PERIOD. The per share Option exercise price of each such NSO granted to a Non-Employee Director shall be the "Fair Market Value," on the date on which the Option is granted, of the Common Stock subject to the Option. "Fair Market Value" shall mean the average of the closing price for Company Stock as reported on The Nasdaq Stock Market for the 20 business days ending on the third business day preceding the date with respect to which such Company Stock is being valued, for which trades in Company Stock were reported on The Nasdaq Stock Market. If no trades occur on a certain day, the closing price for the last preceding day on which trading occurred will be used as the closing price for that day. In the event that Company Stock is not readily tradable on an established securities market, the fair market value of Company Stock shall be determined by an independent appraiser meeting requirements similar to the requirements of the treasury regulations promulgated under
   Section 170(a)(1) of the Code.

        Each such NSO shall become exercisable with respect to one-fifth of the total number of shares of Common Stock subject to the Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years. Each NSO shall expire on the date ten years after the date of grant.

         In addition to the terms and conditions set forth in this
   Section 5, NSOs also shall be subject to such terms and conditions applicable to ISOs according to Sections 6.2, 6.3, 6.4 and 6.6, PROVIDED, HOWEVER, such additional terms and conditions are not inconsistent with the terms and conditions set forth in Section 5 of this Plan.

   SECTION 6.     GRANTS OF OPTIONS TO EMPLOYEES.
                  ------------------------------

        6.1. GRANT. Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key Employees of the Company or any of its Subsidiaries. Unless otherwise expressly provided at the time of the grant, Options granted under the Plan to Key Employees will be ISOs.

        6.2. OPTION AGREEMENT. Each Option shall be evidenced by a written Option Agreement specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to each Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

        6.3. EXPIRATION. Except to the extent otherwise provided in or pursuant to Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

        6.4. EXERCISE PERIOD. Except to the extent otherwise provided in or pursuant to Section 7 or in the proviso to this sentence, Options shall become exercisable pursuant to the following schedule: with respect to one-fifth of the total number of shares of Common Stock subject to Option on the date twelve months after the date of its grant and with respect to an additional one-fifth of the total number of shares of Common Stock subject to the Option at the end of each twelve-month period thereafter during the succeeding four years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the exercise schedule with respect to any or all Options, or any part thereof, granted to Key Employees under the Plan, subject to applicable law.

        6.5. REQUIRED TERMS AND CONDITIONS OF ISOs. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rules:

             (a) Except as provided in Section 6.5(d), the per share exercise price of each ISO shall be the Fair Market Value of the shares of Common Stock on the date such ISO is granted.

             (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an individual during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.
        If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an Option, which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.5(b), so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

             (c) As used in this Section 6, the words "parent" and "subsidiary" shall have the meanings given to them in Section 424(e) and 424(f) of the Code.

             (d) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, within the meaning of Section 422(b)(6) of the Code, (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

             (e)  No ISOs may be granted under the Plan after September
        26, 2007.

        6.6. REQUIRED TERMS AND CONDITIONS OF NSOS. Each NSO granted to Key Employees or Non-employee Directors shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option Agreement, and the following specific rule: the per share exercise price of each NSO shall be the Fair Market Value of the shares of Common Stock on the date the NSO is granted; provided however, that in no event may the exercise price be less than the par value of the shares of Common Stock subject to such NSO.

   SECTION 7.     EFFECT OF TERMINATION OF EMPLOYMENT.
                  -----------------------------------

        7.1. TERMINATION GENERALLY. Except as provided in Sections 7.2 and 7.3, or by the Committee, in its sole discretion, any Option not yet exercisable shall terminate on the date of the Optionee's termination of employment with the Company and its Subsidiaries or termination of service on the Board for any reason. An Optionee's transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Optionee or by leave of absence authorized by the Company or a Subsidiary.

        7.2. DEATH AND DISABILITY. In the event of an Optionee's death or Disability (as defined below) during employment with the Company or any of its Subsidiaries or during service on the Board, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of: (a) the first anniversary of the date of the Optionee's death or Disability; or (b) the date that such

   Option expires in accordance with its terms.  For purposes of this
   Section 7.2, "Disability" shall mean the inability of an individual to discharge current job responsibilities by reason of any medical determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the date of any Disability.

        7.3. RETIREMENT OF EMPLOYEES.

             (a) NON-EMPLOYEE DIRECTORS. In the event the service of a Non-Employee Director on the Board shall be terminated by reason of the retirement of such Non-Employee Director of the Company in accordance with the Company's retirement policy for Directors, any Options granted to such Non-Employee Director shall continue to vest and remain exercisable pursuant to Section 5, in the same manner and to the same extent as if such Director had continued his or her service on the Board during such period.

             (b) KEY EMPLOYEES WHO ARE ALSO DIRECTORS. Section 7.3(a) shall be applicable to Options held by any Key Employee who is also a Director in the event the employment of such Key Employee with the Company and/or its Subsidiaries shall be terminated by reason of Employee Retirement, so long as the service of such Key Employee on the Board continues after such Employee Retirement.

   SECTION 8.     EXERCISE OF OPTIONS.
                  -------------------

        8.1. NOTICE. A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information the Committee may prescribe. The notice shall be accompanied by payment as described in Section 8.2. The notice of exercise shall be accompanied by the Optionee's copy of the writing or writings evidencing the grant of the Option. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

        8.2. EXERCISE PRICE. Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option: (a) in cash;
   (b) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve
   Board); (c) by delivering shares of Common Stock having an aggregate
   Fair Market Value on the date of exercise equal to the Option exercise price; (d) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the

   Option exercise price; (e) in the case of a Key Employee or Non-Employee Director, by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (f) by any combination of (a), (b), (c), (d) and (e). In the case of an election pursuant to (a) or (b) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Company. In the case of payment pursuant to (b), (c) or (d) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee that shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker-dealer pursuant to clause (b) above shall be delivered to such broker-dealer in accordance with 12 C.F.R. Section 220.3(e)(4) or other applicable provision of law.

        8.3. TAXES GENERALLY. At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.

        8.4. PAYMENT OF TAXES. At any time when an Optionee is required to pay an amount required to be withheld under applicable income tax or other laws in connection with the exercise of an Option, the Optionee may satisfy this obligation in whole or in part by: (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld; or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. In the case of payment of taxes pursuant to (a) or (b) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable.
   The Committee may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee.

   SECTION 9.     TRANSFERABILITY OF OPTIONS.
                  --------------------------

        No Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the

   Code. Notwithstanding the preceding sentence, an Option Agreement for NSOs may provide that the Optionee, at any time prior to his death, may assign all or any portion of an Option granted to him to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Code
   Section 501(c)(3). In such event, the spouse, lineal descendant, trustee, partnership or tax exempt organization will be entitled to all of the rights of the Optionee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Agreement as approved by the Committee. Any such assignment shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment.

   SECTION 10.    RIGHTS AS STOCKHOLDER.
                  ---------------------

        An Optionee or a transferee of an Optionee pursuant to Section 9 shall have no rights as a stockholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the record date is prior to the date on which the Optionee shall have in fact become the holder of record of the shares of Common Stock acquired pursuant to the Option.

   SECTION 11.    POSTPONEMENT OF EXERCISE.
                  ------------------------

        The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed, or (c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Option or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement shall not extend the term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to an Optionee, to the Optionee's successor or to any other person with respect to any shares of Common Stock as to which the Option shall lapse because of such postponement.

   Section 12.    TRUST AGREEMENT.
                  ---------------

        The Company may enter into a trust agreement ("Trust Agreement") whereby the Company shall agree to contribute to a trust ("Trust") for the purpose of accumulating shares of Common Stock to assist the Company in fulfilling its obligations to Optionees hereunder. Such Trust Agreement shall be substantially in the form of the model trust agreement set forth in Internal Revenue Service Revenue Procedure 92-64, or any subsequent Internal Revenue Service Revenue Procedure, and shall include provisions required in such model trust agreement that all assets of the Trust shall be subject to the creditors of the Company in the event of insolvency.

   SECTION 13.    TERMINATION OR AMENDMENT OF PLAN.
                  --------------------------------

        The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company to the extent allowed by law.

        The Committee may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

        No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interest of holders of outstanding Options affected thereby.

        This Plan is intended to comply with all applicable requirements of Rule 16b-3 or its successors under the 1934 Act, insofar as participants subject to Section 16 of the 1934 Act are concerned. To the extent any provision of the Plan does not so comply, the provision shall, to the extent permitted by law and deemed advisable by the Committee, be deemed null and void with respect to such participants.

   SECTION 14.    EFFECTIVE DATE.
                  --------------

        The Plan shall be effective upon the date of approval of the Plan by an affirmative vote of a majority of the shares of the voting stock of the Company entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, within 12 months after the date of adoption of the Plan by the Board.

                                                               APPENDIX B
                                                               ----------


                           EQUALITY BANCORP, INC.
                 MANAGEMENT DEVELOPMENT AND RECOGNITION PLAN
                 -------------------------------------------


                                  ARTICLE I
                          ESTABLISHMENT OF THE PLAN
                          -------------------------

        1.01. Equality Bancorp, Inc. (the "Company") hereby establishes the Management Development and Recognition Plan (the "Plan") upon the terms and conditions hereinafter stated in this Management Development and Recognition Plan (the "Plan").

                                 ARTICLE II
                             PURPOSE OF THE PLAN
                             -------------------

        2.01. The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees with a proprietary interest in the Company as compensation for their contributions to the Company and its Subsidiaries and as an incentive to make such contributions in the future.

                                 ARTICLE III
                                 DEFINITIONS
                                 -----------

        The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Whenever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

        3.01.     "Association" means Equality Savings and Loan
   Association, F.A., a Federally-chartered savings association, and its successors and assigns. The Association, with the consent of the Board, has agreed to participate in this Plan.

        3.02. "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, the Recipient's estate.

        3.03.     "Board" means the Board of Directors of the Company.

        3.04. "Committee" means the Compensation Committee of the Board.

        3.05. "Common Stock" means shares of the common stock, $.01 par value per share, of the Company.

        3.06. "Company" means Equality Bancorp, Inc., a Savings and Loan Holding Company registered under Section 10(b) of the Home Owners' Loan Act that owns 100% of the Capital Stock of the Association.

        3.07. "Director" means a member of the Board of Directors of the Company or the Association.

        3.08. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Recipient to perform the work customarily assigned to him. A medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the Recipient's lifetime.

        3.09. "Effective Date" means the date stockholders of the Company approve the Plan.

        3.10. "Employee" means any person who is currently employed by the Company, the Association or a Subsidiary, including officers.

        3.11. "Non-Employee Director" means a member of the Board of Directors of the Company or the Association who is not an Employee.

        3.12. "Plan Shares" means shares of Common Stock issued or issuable to a Recipient pursuant to the Plan.

        3.13. "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

        3.14. "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

        3.15. "Retirement" means retirement at the normal or early retirement date as set forth in the Association's Employee Stock Ownership Plan.

        3.16. "Subsidiary" means any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests. A Subsidiary may, with the consent of the Board, agree to participate in this Plan.

                                 ARTICLE IV
                         ADMINISTRATION OF THE PLAN
                         --------------------------

        4.01. ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall be appointed by the
   Board.   The Committee shall be comprised of two (2) or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The Committee shall have the power to interpret and construe the terms and provisions of the Plan or of any Plan Share Award granted hereunder, and all such interpretations and constructions by the Committee shall be final and binding. The Committee, in its sole discretion, shall determine the Employees and Directors of the Company and its Subsidiaries to whom, and the time or times at which Plan Share Awards will be granted, the number of Plan Share Awards, the expiration date of each Plan Share Award, the cancellation of the Plan Share Award (with the consent of the holder thereof) and the other terms and conditions of the grant of the Plan Share Award. The terms and conditions of the Plan Share Awards need not be the same with respect to each Recipient or with respect to each Plan Share Award.

             The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

        4.02. ROLE OF THE BOARD. The Board shall appoint or approve members of the Committee and any trustee or the trustees of a Trust established pursuant to Section 7.07. The Board may, in its discretion, from time to time, remove members from or add members to the Committee and may remove, replace or add Trustees. The Board may not revoke any Plan Share Award already made without the consent of the Recipient.

        4.03. LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards it grants. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company and its Subsidiaries shall indemnify such member against expense (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if the member acted in good faith and in the manner he reasonably believed to be in the best interests of the Company and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                 ARTICLE V
                         ELIGIBILITY AND ALLOCATIONS
                         ---------------------------

        5.01. ELIGIBILITY. Officers and key management Employees of the Company, the Association and its Subsidiaries are eligible to receive Plan Share Awards. Non-Employee Directors also may receive Plan Share Awards pursuant to Article VIII hereof and discretionary grants made by the Committee from time to time.

        5.02. ALLOCATIONS. The number of Shares covered by Plan Share Awards may not exceed, prior to the first anniversary of the Effective Time of the Conversion and Reorganization (as defined in the Plan of Conversion and Reorganization of First Missouri Financial, M.H.C. and Equality Savings and Loan Association, F.A., as first adopted on May 16, 1997 (the "Plan of Conversion and Reorganization")), 65,550 shares of Common Stock. In no event shall any Awards be made which will violate the Certificate of Incorporation or Bylaws of the Company, the Federal Stock Charter or Bylaws of the Association or Plan of Conversion and Reorganization, or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, the Committee may determine which of the Employees will be granted additional Plan Shares to be awarded from forfeited Plan Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the value of their services to the Company and the Association and its Subsidiaries, and any other factors the Committee may deem relevant, including the recommendations of the Chairman of the Board.

        5.03. FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 5.02 that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        5.04. ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary in Sections 5.01 and 5.02, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the salaried Employees as a group have such a right.

                                 ARTICLE VI
                   EARNING AND DISTRIBUTION OF PLAN SHARES
                                VOTING RIGHTS
                   ---------------------------------------

        6.01. EARNING PLAN SHARES: FORFEITURES. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned by a Recipient in five equal annual installments over the first five years after the date of grant, if the Employee remains employed with the Company or a Subsidiary continuously throughout such period, PROVIDED, HOWEVER, that the Committee may provide for a less rapid earnings rate than that set forth herein for all Awards or for any given Award. If the employment of a Recipient is terminated prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in subsections (a) and (b) below), the Recipient shall forfeit the right to earn any shares subject to the Award which have not theretofore been earned. No fractional shares shall be issued.

             (a) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in this Section, Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or a Subsidiary terminates due to Death or Disability, or any part of such Award that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment with the Company or a Subsidiary.

             (b) REVOCATION FOR MISCONDUCT. Notwithstanding anything herein to the contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee or Director who is discharged from the Company or a Subsidiary for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Company or its Subsidiaries, or final cease and desist order.

        6.02. DISTRIBUTION OF PLAN SHARES. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as is practicable after a Plan Share Award is made. All Plan Shares shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable.

        6.04. VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award prior to the time said Plan Shares are actually distributed to him. When cash dividends are paid with respect to Plan Shares allocated to a Recipient, such Recipient shall be entitled to receive an amount equal to such cash dividend, but only after the related Plan Shares are earned by the Recipient. Stock dividends with respect to shares allocated to a Recipient shall be distributed when the Plan Shares with respect to which they are declared are so distributable.

                                 ARTICLE VII
                                MISCELLANEOUS
                                -------------

        7.01. AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time, amend or terminate the Plan.

        7.02. NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient and, during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 5.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company or any Subsidiary be subject to any claim for benefits hereunder.

        7.03. EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Company, the Association or a Subsidiary.

        7.04. GOVERNING LAW. The Plan shall be governed by the laws of the State of Missouri.

        7.05. TERM OF PLAN. This Plan shall remain in effect until the earlier of: (1) termination by the Board of Directors; (2) the distribution to Recipients, Beneficiaries, the Company or the Association of all assets of the Trust; or (3) 21 years from the Effective Date. Termination of the Plan shall not, unless expressly specified, affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been paid, or by their terms expire or are forfeited.

        7.06. EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company and its Subsidiaries.

        7.07. TRUST AGREEMENT. Notwithstanding any other terms of this Plan, the Company may enter into a trust agreement ("Trust Agreement") whereby the Company shall agree to contribute to a trust

   ("Trust") for the purpose of accumulating assets to assist the Company in fulfilling its obligations to Recipients hereunder. Such Trust Agreement shall be substantially in the form of the model trust agreement set forth in Internal Revenue Service Revenue Procedure 92-64, or any subsequent Internal Revenue Service Revenue Procedure, and shall include provisions required in such model trust agreement that all assets of the Trust shall be subject to the creditors of the Company in the event of insolvency.

                                ARTICLE VIII
                           OUTSIDE DIRECTOR AWARDS
                           -----------------------

        Each Non-Employee Director on the Effective Date shall be granted a Plan Share Award equal to 1,250 shares, subject to availability, to vest in five equal annual installments beginning with the first anniversary of the Effective Date.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, all on this 19th day of June, 1998.


                                      EQUALITY BANCORP, INC.



                                      By: /s/ RICHARD C. FELLHAUER
                                          ------------------------------
                                           Richard C. Fellhauer
                                           President and Chief
                                             Executive Officer

   ATTEST:


   /s/ PATRICIA R. TODD
   -----------------------------
       Patricia R. Todd
       Secretary

                           EQUALITY BANCORP, INC.
                               REVOCABLE PROXY

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           EQUALITY BANCORP, INC.

        The undersigned hereby appoint(s) Richard C. Fellhauer and Michael A. Deelo, or either of them, as proxies for the undersigned, with full power of substitution, to act and to vote all of the shares of common stock of Equality Bancorp, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at 558 Gravois Road, Fenton, Missouri, on proxies are directed to vote as instructed on the matters set forth on this card and otherwise at their discretion. The undersigned acknowledges that he/she has received a copy of the Notice of Annual Meeting and Proxy Statement.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR
                            ---                                       ---
   EACH OF THE PROPOSALS LISTED BELOW.

        (PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.)

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
             FOR DIRECTOR AND "FOR" EACH OF THE OTHER PROPOSALS.

   PLEASE MARK YOUR VOTE IN THE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY: /X/

   Proposal 1     To elect LeRoy C. Crook, Kenneth J. Hrdlicka and
                  Michael J. Walsh as directors to serve on the Board of Directors, each for a three year term and until their respective successors are elected and qualified.

                  FOR                       WITHHOLD AUTHORITY
          ALL NOMINEES LISTED        TO VOTE FOR ALL NOMINEES LISTED
                  /_/                              /_/

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

   ______________________________________________________________________

   Proposal 2.    Approval of Equality Bancorp, Inc. 1997 Stock Option
                  and Incentive Plan (the "Option Plan").

                       FOR         AGAINST      ABSTAIN
                       /_/           /_/          /_/

   Proposal 3.    Approval of Equality Bancorp, Inc. Management
                  Development and Recognition Plan (the "MRP").

                       FOR         AGAINST      ABSTAIN
                       /_/           /_/          /_/

   Proposal 4.    Proposal to adjourn the Meeting in the event that
                  Equality's management should determine that such adjournment is in the best interests of Equality and its stockholders, as more fully described in the accompanying Proxy Statement, which would include adjourning the Meeting to enable management to solicit additional proxies which may be necessary to ensure approval of the Option Plan and the MRP.

                       FOR         AGAINST      ABSTAIN
                       /_/           /_/          /_/


   Dated:  ____________, 1998         __________________________________
                                      Signature of Stockholder

                                      _________________________________
                                      Signature of Stockholder
                                      (if held jointly)

                                      IMPORTANT:  Please sign exactly as
                                      your name or names appear on this
                                      card.  If stock is held jointly,
                                      all joint owners must sign.
                                      Executers, administrators,
                                      trustees, guardians, custodians,
                                      corporate officers and others
                                      signing in a representative
                                      capacity should put their full
                                      title.

                                      PLEASE CHECK THE FOLLOWING BOX IF
                                      YOU PLAN TO ATTEND THE MEETING. /_/